                                                                   EXHIBIT 10.48




                              DOVER SADDLERY, INC.
                                 525 Great Road
                               Littleton, MA 01460



                                                    Dated as of:  March 29, 2007


Bank of America, N.A.
  (successor by merger to Fleet National Bank)
100 Federal Street
Boston, Massachusetts  02110

     Re:  Third Amendment to Amended and Restated Loan Agreement

Ladies and Gentlemen:

         We refer to the Amended and Restated Loan Agreement, dated as of December 11, 2003 (as amended from time to time, the "Agreement"), between Dover Saddlery, Inc. (the "Borrower") and Bank of America, N.A. (successor by merger to Fleet National Bank) (the "Bank"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrower.

         Terms used in this letter of agreement (the "Third Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Third Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Third Amendment, and fully intending to be legally bound by this Third Amendment, we hereby agree with you as follows:


                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective as of March 29, 2007, the Agreement is amended in each of the following respects:

         (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Third Amendment.

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         (b) The following new sentence is added at the end of the definition of
"Operating Cash Flow":

         For the purposes of the foregoing clause (iii), it is agreed that the amount of $900,000 shall be excluded from the computation of non-financed Capital Expenditures for each of the fiscal quarters ending on March 31, 2007, June 30, 2007 and September 30, 2007.

         (c) The table set forth in Section 5.17 of the Agreement is amended to read in its entirety as follows:

PERIOD                                                           MAXIMUM RATIO
------                                                           -------------
For the fiscal quarter ending on
March 31, 2007                                                   4.00 to 1.0
For the fiscal quarter ending on
June 30, 2007                                                    4.00 to 1.0
For the fiscal quarter ending on
September 30, 2007                                               4.00 to 1.0
For any fiscal quarter ending on
or after December 31, 2007                                       3.00 to 1.0


         (d) The table set forth in Section 5.18 of the Agreement is amended to read in its entirety as follows:

PERIOD                                                           MAXIMUM RATIO
------                                                           -------------
For the fiscal quarter ending on
March 31, 2007                                                   3.25 to 1.0
For the fiscal quarter ending on
June 30, 2007                                                    3.25 to 1.0
For the fiscal quarter ending on
September 30, 2007                                               3.25 to 1.0
For the fiscal quarter ending on
December 31, 2007                                                2.50 to 1.0
For the fiscal quarter ending on
March 31, 2008                                                   2.50 to 1.0
For any fiscal quarter ending on
or after June 30, 2008                                           2.00 to 1.0





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


         (e) The table set forth in Section 5.19 of the Agreement is amended to read in its entirety as follows:

PERIOD                                                             MINIMUM
------                                                             -------
For the fiscal quarter ending on
March 31, 2007                                                   $3,500,000
For the fiscal quarter ending on
June 30, 2007                                                    $3,750,000
For the fiscal quarter ending on
September 30, 2007                                               $3,750,000
For the fiscal quarter ending on
December 31, 2007                                                $4,500,000
For the fiscal quarter ending on
March 31, 2008                                                   $4,500,000
For any fiscal quarter ending on
or after June 30, 2008                                           $5,000,000

         (f) Section 5.20 of the Agreement is amended to read in its entirety as follows:

         Operating Cash Flow to Total Debt Service. The Borrower will not permit the ratio of (i) Operating Cash Flow to (ii) Total Debt Service in any fiscal quarter identified below to be less than the amount specified below opposite such period:


PERIOD                                                           MINIMUM RATIO
------                                                           -------------
For the fiscal quarter ending on
March 31, 2007                                                   1.25 to 1.0
For the fiscal quarter ending on
June 30, 2007                                                    1.05 to 1.0
For the fiscal quarter ending on
September 30, 2007                                               1.25 to 1.0
For any fiscal quarter ending on
or after December 31, 2007                                       1.50 to 1.0


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to you as follows:

         (a) Representations in Agreement. Each of the representations and warranties made by the Borrower to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and





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warranties had been made by the Borrower on the date hereof and in this Third
Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

         (b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this Third Amendment (after giving effect to all of the arrangements and transactions contemplated by this Third Amendment).

         (c) Binding Effect of Documents. This Third Amendment has been duly executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.


                                   ARTICLE III

                                     WAIVER

         The Borrower has informed the Bank that it has failed to comply with the provisions of Sections 5.19 and 5.21 of the Agreement for the fiscal year ending December 31, 2006, which such failures constitute separate Events of Default thereunder. The Borrower has requested a waiver of such Events of Default, and by its countersignature below, the Bank hereby waives such Events of Default under Sections 5.19 and 5.21 of the Agreement insofar as (and only to the extent that) such Events of Default relate to the fiscal year ending December 31, 2006. This waiver is a one-time waiver only, and does not constitute a waiver of (i) any other Default or Event of Default under the Credit Agreement, whether existing prior to, on or arising after December 31, 2006, including without limitation, any breach arising after such date of the same type or nature, or (ii) any of the Bank's rights or remedies with respect to any such other or subsequent Defaults or Events of Default.


                                   ARTICLE IV

                        PROVISIONS OF GENERAL APPLICATION

         (a) No Other Changes. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Agreement and each of the other Loan Documents and Security Documents, as amended and supplemented by this Third Amendment, are confirmed as being in full force and effect.

         (b) Governing Law. This Third Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Third Amendment and the rights and obligations





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


of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c) Binding Effect; Assignment. This Third Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (d) Counterparts. This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         (e) Conflict with Other Agreements. If any of the terms of this Third Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Third Amendment shall be controlling.

         (f) Conditions Precedent. This Third Amendment shall be effective as of March __, 2007, but only if:

             (i) the form of acceptance at the end of this Third Amendment shall be signed by the Borrower and the Bank, and the Consent at the end of this Third Amendment shall be signed by the Guarantors;

             (ii) the Bank shall have received the amendment fee from the Borrower in the amount of $20,000 (along with reimbursement of the Bank's out-of-pocket expenses (including legal fees) in connection with the transactions contemplated hereby);

             (iii) the Bank shall have received satisfactory evidence of appropriate corporate and, if necessary, shareholder approval of the proposed transactions; and

             (iv) the Bank shall have received originals or copies of each of
(x) the Patriot Capital waiver agreement and (y) the Patriot Capital amendment, duly executed and delivered by the parties thereto, and each in form and substance satisfactory to the Bank.




                  [Remainder of page intentionally left blank]





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         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Third Amendment and return such counterpart to the undersigned, whereupon this Third Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.


                                        Very truly yours,

                                        The Borrower:

                                        DOVER SADDLERY, INC.



                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                            Title: President and CEO

         The foregoing amendment is hereby accepted by the undersigned as of March 29, 2007.


The Bank:

BANK OF AMERICA, N.A.
  (successor by merger to Fleet National Bank)



By: /s/ John F. Lynch
   ------------------------------------
   Title: Executive Vice President





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                              CONSENT OF GUARANTORS

         Each of DOVER SADDLERY, INC., a Delaware corporation and SMITH BROTHERS, INC. (collectively, the "Guarantors") has guaranteed the Obligations of the Borrower under (and as defined in) the Agreement. By executing this consent, each Guarantor hereby absolutely and unconditionally reaffirms to the Bank that such Guarantor's Guaranty remains in full force and effect. In addition, each Guarantor hereby acknowledges and agrees to the terms and conditions of this Third Amendment, and of the Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).



                                        DOVER SADDLERY, INC.



                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                            Name:  Stephen L. Day
                                            Title: President



                                        SMITH BROTHERS, INC.



                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                            Name:  Stephen L. Day
                                            Title: Director




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